UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2017 (May 26, 2017)

OROPLATA RESOURCES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-55088	33-1227980
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1802 N. Carson Street – Ste 206 Carson City, NV 89701-1238 (Address of principal executive offices) Tel: (775) 434-7333
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 26, 2017, the Board of Directors of Oroplata Resources, Inc. (the “Company”) voted to remove Craig Alford from all officer positions of the Company and of its subsidiaries, effective immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OROPLATA RESOURCES, INC.

Date: June 1, 2017	/s/ Michael Mason
Michael Mason
Chief Executive Officer